EXHIBIT 99.1



Subject:  CMBS NEW ISSUE: GECMC 05-C4 * PUBLIC * RED & ANNEX A


GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C4 $2.412B NEW ISSUE CMBS

Lead-Mgrs:                    Banc of America Securities LLC / Deutsche Bank
                              Securities

Co-Managers:                  CSFB / JPMorgan / Merrill Lynch & Co.

Rating Agencies:              Standard & Poor's / Moody's

          Ratings      Class      WAL     Principal     Sub
Class   (S&P/MDY's)   Size (1)   (yrs)     Window      Levels
A-1     AAA/Aaa          102.3    3.00   1-58          30.000%
A-2FX   AAA/Aaa          100.0    4.90   58-60         30.000%
A-2FL   AAA/Aaa          125.9    4.90   58-60         30.000%
A-3     AAA/Aaa          222.1    6.73   79-82         30.000%
A-SB    AAA/Aaa          141.1    7.42   60-113        30.000%
A-4     AAA/Aaa          782.6    9.73   113-118       30.000%
A-1A    AAA/Aaa          214.4    9.02  **NO LONGER AVAILABLE**
A-M     AAA/Aaa          241.2    9.90   118-119       20.000%
A-J     AAA/Aaa          153.8    9.91   119-119       13.625%
B       AA+/Aa1           24.1    9.91   119-119       12.625%
C       AA/Aa2            30.2    9.91   119-120       11.375%
D       AA-/Aa3           24.1    9.99   120-120       10.375%
E       A/A2              45.2    9.99   120-120        8.500%

(1)   The balances of the certificates are approximate

Collateral:                   167 Loans / 225 Properties

Loan Sellers:                 General Electric Capital Corporation (38.3%),
                              German American Capital Corporation (31.7%), Bank of America, N.A. (30.0%)

Property Types:               Ret 35.8%, Off 29.8%, Multi 9.9%, SS 8.9%, Hotel
                              8.2%, MH 4.2%, Indus 2.3%, Mixed 0.9%

Geographic:                   CA 21.4%, FL 10.2%, NY 7.7%, TX 7.6%, GA 6.9%, IL
                              6.2%, MI 5.1% No Others >5.0%

-DSCR/LTV:                    1.42x / 71.7%

-Inves. Grade Loans:          2 loans for 5.1% of UPB

-Top 10 Loans:                34.5% of the pool, DSCR: 1.47x, LTV: 69.2%

-Top 3 Trust Assets           DSCR    LTV     %UPB
 123 North Wacker             1.21x   70.5%    5.1%
 Mervyn's Portfolio           2.06x   65.0%    4.4%
 Design Center of Americas    1.41x   73.9%    3.8%

Expected Timing

Termsheets/Reds               - Thursday 11/17 elec/ Friday 11/18 hardcopy

Launch / Price                - On or about November 30th

Settlement                    - Wednesday December 14th

Roadshow

Thurs 11/17                   - NY Meetings

Friday 11/18                  - 8:30am NY Brkfst- BAS Office, 9 West 57th
                                /10:15am Global Investor Call

Monday 11/21                  - 8:30am Boston Brkfst- BAS Office, 2
                                International Place, 25th Floor/ 12pm Hartford lunch - Max Downtown

Monday 11/21                  - NY Meetings

Tuesday 11/22                 - 8am Chicago Grp Breakfast/ 1:30pm Minneapolis
                                Grp Meeting

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Subject:  CMBS NEW ISSUE: GECMC 05-C4 * PUBLIC * TERM SHEET


GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C4 $2.412B NEW ISSUE CMBS

Lead-Mgrs:                    Banc of America Securities LLC / Deutsche Bank
                              Securities

Co-Managers:                  CSFB / JPMorgan / Merrill Lynch & Co.

Rating Agencies:              Standard & Poor's / Moody's

          Ratings      Class      WAL     Principal     Sub
Class   (S&P/MDY's)   Size (1)   (yrs)     Window      Levels
A-1     AAA/Aaa          102.3    3.00   1-58          30.000%
A-2FX   AAA/Aaa          100.0    4.90   58-60         30.000%
A-2FL   AAA/Aaa          125.9    4.90   58-60         30.000%
A-3     AAA/Aaa          222.1    6.73   79-82         30.000%
A-SB    AAA/Aaa          141.1    7.42   60-113        30.000%
A-4     AAA/Aaa          782.6    9.73   113-118       30.000%
A-1A    AAA/Aaa          214.4    9.02  **NO LONGER AVAILABLE**
A-M     AAA/Aaa          241.2    9.90   118-119       20.000%
A-J     AAA/Aaa          153.8    9.91   119-119       13.625%
B       AA+/Aa1           24.1    9.91   119-119       12.625%
C       AA/Aa2            30.2    9.91   119-120       11.375%
D       AA-/Aa3           24.1    9.99   120-120       10.375%
E       A/A2              45.2    9.99   120-120        8.500%

(1)   The balances of the certificates are approximate

Collateral:                   167 Loans / 225 Properties

Loan Sellers:                 General Electric Capital Corporation (38.3%),
                              German American Capital Corporation (31.8%), Bank of America, N.A. (30.0%)

Property Types:               Ret 35.8%, Off 29.8%, Multi 9.9%, SS 8.9%, Hotel
                              8.2%, MH 4.2%, Indus 2.3%, Mixed 0.9%

Geographic:                   CA 21.4%, FL 10.2%, NY 7.7%, TX 7.6%, GA 6.9%, IL
                              6.2%, MI 5.1% No Others >5.0%

-DSCR/LTV:                    1.42x / 71.7%

-Inves. Grade Loans:          2 loans for 5.1% of UPB

-Top 10 Loans:                34.5% of the pool, DSCR: 1.47x, LTV: 69.2%

-Top 3 Trust Assets           DSCR    LTV     %UPB
 123 North Wacker             1.21x   70.5%    5.1%
 Mervyn's Portfolio           2.06x   65.0%    4.4%
 Design Center of Americas    1.41x   73.9%    3.8%

Expected Timing

Termsheets/Reds               - Thursday 11/17 elec/ Friday 11/18 hardcopy

Launch / Price                - On or about November 30th

Settlement                    - Wednesday December 14th

Roadshow

Thurs 11/17                   - NY Meetings

Friday 11/18                  - 8:30am NY Brkfst- BAS Office, 9 West 57th
                                /10:15am Global Investor Call

Monday 11/21                  - 8:30am Boston Brkfst- BAS Office, 2
                                International Place, 25th Floor/ 12pm Hartford lunch - Max Downtown

Monday 11/21                  - NY Meetings

Tuesday 11/22                 - 8am Chicago Grp Breakfast/ 1:30pm Minneapolis
                                Grp Meeting

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Subject:  CMBS NEW ISSUE: GECMC 05-C4 Announcement


GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C4 $2.412B NEW ISSUE CMBS

Lead-Mgrs:                    Banc of America Securities LLC / Deutsche Bank
                              Securities

Co-Managers:                  CSFB / JPMorgan / Merrill Lynch & Co.

Rating Agencies:              Standard & Poor's / Moody's

Collateral:                   167 Loans / 225 Properties

Loan Sellers:                 General Electric Capital Corporation (38.3%),
                              German American Capital Corporation (31.8%), Bank of America, N.A. (30.0%)

Property Types:               Ret 35.8%, Off 29.8%, Multi 9.9%, SS 8.9%, Hotel
                              8.2%, MH 4.2%, Indus 2.3%, Mixed 0.9%

Geographic:                   CA 21.4%, FL 10.2%, NY 7.7%, TX 7.6%, GA 6.9%, IL
                              6.2%, MI 5.1% No Others >5.0%

-DSCR/LTV:                    1.42x / 71.7%

-Inves. Grade Loans:          2 loans for 5.1% of UPB

-Top 10 Loans:                34.5% of the pool, DSCR: 1.47x, LTV: 69.2%

-Top 3 Trust Assets           DSCR    LTV     %UPB
 123 North Wacker             1.21x   70.5%    5.1%
 Mervyn's Portfolio           2.06x   65.0%    4.4%
 Design Center of Americas    1.41x   73.9%    3.8%

Expected Timing

Termsheets/Reds               - Thursday 11/17 elec/ Monday 11/21 hardcopy

Launch / Price                - On or about November 30th

Settlement                    - Wednesday December 14th

Roadshow

Thurs 11/17                   - NY Meetings

Friday 11/18                  - 8:30am NY Brkfst- BAS Office, 9 West 57th
                                /10:15am Global Investor Call

Monday 11/21                  - 8:30am Boston Brkfst- BAS Office, 2
                                International Place, 25th Floor/ 12pm Hartford lunch - Max Downtown

Monday 11/21                  - NY Meetings

Tuesday 11/22                 - 8am Chicago Grp Breakfast/ 1:30pm Minneapolis
                                Grp Meeting

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.